SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:              August 25, 1998

ADVANTA Home Equity Loan Trust 1997-4

New York                       333-37107-01                  "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
16875 West Bernardo Drive
San Diego, Ca  92127

(619) 674-1800



Item 5.                      Other Events

Information relating to the distributions to Certificate holders for the July, 1998 Monthly Period of the Trust in respect of the Home Equity Loan Pass-Through Certificates, Series 1997-4
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1997 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                      Financial Statements, Exhibits

             Exhibit No.                     Exhibit

                          1. Monthly Report for the July, 1998 Monthly Period
                             relating to the Home Equity Loan Pass-Through Certificates Series 1997-4, Class A issued by the ADVANTA Home Equity Loan Trust 1997-4.


                                             EXHIBIT INDEX

Exhibit

     1.      Monthly Report for the July,1998 Monthly
             Period relating to the Home Equity Loan Pass-Through
             Certificates, Series 1997-4, Class A issued by the
             ADVANTA Home Equity Loan Trust 1997-4.





                                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1997-4

BY:          ADVANTA Mortgage Corp., USA




BY:          /s/ William P. Garland
             William P. Garland
             Senior Vice President
             Loan Service Administration



August 31, 1998

                                             EXHIBIT 1


             ADVANTA Mortgage Loan Trust 1997-4

                        Statement to Certificateholders

             Original        Prior
             Face            Principal
Class        Value           Balance         Interest        Principal      Total
A-1              146,039,000.    101,711,997.           474,9    12,567,541.      13,042,455.26
A-2                91,159,000      91,159,000           496,0                          496,056.89
A-3                33,579,000      33,579,000           183,2                          183,285.37
A-4                59,837,000      59,837,000           332,0                          332,095.35
A-5                15,601,000      15,601,000            87,3                           87,365.60
A-6                41,285,000      41,285,000           244,2                          244,269.58
A-7                50,000,000      50,000,000           276,2                          276,250.00
A-8                98,000,000      79,531,047           373,2      4,452,564        4,825,833.31
A-9              302,000,000.    271,218,412.        1,288,22      7,420,941        8,709,162.93
A-IO                                                    208,333.33                     208,333.33
B-1                15,000,000      15,000,000            94,2                           94,250.00
M-1                17,500,000      17,500,000           102,6                          102,666.67
M-2                30,000,000      30,000,000           181,0                          181,000.00
R                                                                                                   -

Totals           900,000,000.    806,422,457.        4,341,97    24,441,047.      28,783,024.29

                                             Current         Pass-Through
             Realized        Deferred        Principal       Rates
Class        Losses          Interest        Balance         Current        Next
A-1                                                89,144,455      5.796250%       5.788440%
A-2                                                91,159,000      6.530000%       6.530000%
A-3                                                33,579,000      6.550000%       6.550000%
A-4                                                59,837,000      6.660000%       6.660000%
A-5                                                15,601,000      6.720000%       6.720000%
A-6                                                41,285,000      7.100000%       7.100000%
A-7                                                50,000,000      6.630000%       6.630000%
A-8                                                75,078,482      5.826250%       5.818440%
A-9                                              263,797,471.      5.896250%       5.888440%
A-IO                                                               5.000000%       5.000000%
B-1                                                15,000,000      7.540000%       7.540000%
M-1                                                17,500,000      7.040000%       7.040000%
M-2                                                30,000,000      7.240000%       7.240000%
R                                                                  0.000000%       0.000000%

Totals                                           781,981,409.44

                             Prior                                                          Current
                             Principal                                                      Principal
Class        CUSIP           Balance         Interest        Principal      Total           Balance
A-1             00755WEC6          696.471471        3.251966      86.056064        89.30803     696.471471
A-2             00755WED4                1000        5.441667              0        5.441667           1000
A-3             00755WEE2                1000        5.458333              0        5.458333           1000
A-4             00755WEF9                1000            5.55              0            5.55           1000
A-5             00755WEG7                1000             5.6              0             5.6           1000
A-6             00755WEH5                1000        5.916667              0        5.916667           1000
A-7             00755WEJ1                1000           5.525              0           5.525           1000
A-8             00755WEL6          811.541301        3.808862      45.434335       49.243197     811.541301
A-9             00755WEM4          898.074214        4.265634      24.572654       28.838288     898.074214
A-IO            00755WEK8                1000        4.166667              0        4.166667              0
B-1             00755WEQ5                1000        6.283333              0        6.283333           1000
M-1             00755WEN2                1000        5.866667              0        5.866667           1000
M-2             00755WEP7                1000        6.033333              0        6.033333           1000
R               AM9704114                   0               0              0               0              0

Delinquent Loan Information:
                                                             90+ Days       Loans           Loans
                             30-59           60-89           excldg f/c,REO in              in
                             Days            Days            & Bkrptcy      REO             Foreclosure
Group 1      Principal Balanc      13,811,884        3,801,49      1,385,640           497,7      8,633,659
             % of Pool Balanc        3.04670%        0.83855%       0.30565%        0.10979%       1.90446%
             Number of Loans              247              73             24               5            144
             % of Loans              3.14890%        0.93065%       0.30597%        0.06374%       1.83580%
Group 2      Principal Balanc      12,117,106        2,846,77         626,82                    12,392,657.
             % of Pool Balanc        3.47185%        0.81567%       0.17960%        0.00000%       3.55081%
             Number of Loans              136              29              8               0            142
             % of Loans              3.36967%        0.71853%       0.19822%        0.00000%       3.51833%

                                             Loans in Bankrup       Group 1         3,290,417.14
                                                                    Group 2         2,854,008.64
                                                                                    6,144,425.78

General Mortgage Loan Information:
                                                                 Group I        Group II         Total
Beginning Aggregate Mortgage Loan Balance                       464,663,243.    359,565,660.   824,228,904.
Principal Reduction                                              11,323,816.      10,555,983    21,879,799.
Ending Aggregate Mortgage Loan Balance                          453,339,426.    349,009,677.   802,349,104.

Beginning Aggregate Mortgage Loan Count                                 8029            4148          12177
Ending Aggregate Mortgage Loan Count                                    7844            4036          11880

Current Weighted Average Coupon Rate                              10.606708%      10.555779%     10.584490%
Next Weighted Average Coupon Rate                                 10.599256%      10.550585%     10.578085%

Mortgage Loan Principal Reduction Information:
                                                                 Group I        Group II         Total
Scheduled Principal                                                   783,79           190,7         974,54
Curtailments
Prepayments                                                      10,539,960.      10,365,231    20,905,192.
Repurchases/Substitutions
Liquidation Proceeds
Other Principal

Less: Realized Losses
Less: Delinquent Principal not Advanced by Servicer

Total Principal Reduction                                        11,323,816.      10,555,983    21,879,799.

Servicer Information:
                                                                 Group I        Group II         Total
Accrued Servicing Fee for the Current Period                          149,91           115,2         265,17
Less: Amounts to Cover Interest Shortfalls                               4,9              2,            7,9
Less: Delinquent Service Fees                                           43,6            34,5           78,2
Collected Servicing Fees for Current Period:                          101,22            77,7         178,97

Advanced Principal                                                      59,6            15,2           74,8
Advanced Interest                                                     946,94           732,5      1,679,442

                             Other           Subordination
             Prepayment      Unscheduled     Increase        Applied        Realized Loss   Unpaid
             Principal       Principal       Principal       Realized Loss  Amortization    Realized Loss
Class        Distributed     Distributed     Distributed     Amount         Amount          Amount
A-1                10,539,960                        1,243,72
A-2
A-3
A-4
A-5
A-6
A-7
A-8                  2,539,61                           322,8
A-9                  7,825,61                           994,7
A-IO
B-1
M-1
M-2
R

Total              20,905,192                        2,561,24

                                                  Prior                         Current         Target
                  Has a           Senior        Overcolla-        Extra        Overcolla-     Overcolla-
              Trigger Event    Enhancement     Teralization     Principal     Teralization   Teralization
                 Occurred       Percentage        Amount       Distributed       Amount         Amount
Group I             No             16.044043%        8,990,24      1,243,724      10,233,970    12,500,144.
Group II           N/A             N/A               8,816,20      1,317,523      10,133,724    15,000,257.

Total                                              17,806,447      2,561,247      20,367,695    27,500,402.

MISCELLANEOUS INFORMATION:
Class A-IO Notional Balance                                      50,000,000.00

Group II Insured Payment Included in amounts Distributed to C                      -



TOTAL AVAILABLE FUNDS:
             Current Interest Collected:                           5,512,336.98

             Principal Collected:                                21,804,912.88

             Insurance Proceeds Received:                                          -

             Net Liquidation Proceeds:                                             -

             Delinquency Advances on Mortgage Interest:            1,679,442.20

             Delinquency Advances on Mortgage Principal                 74,886.94

             Substitution Amounts:                                                 -

             Trust Termination Proceeds:                                           -

             Investment Earnings on Certificate Account:                24,986.88

             Capitalized Interest Requirement:                                     -

             Pre-Funding Account:                                                  -

             Sum of the Above Amounts:                                            29,096,565.88

LESS:

             Servicing Fees (including PPIS):                         265,172.10

             Dealer Reserve:                                                       -

             Trustee Fees:                                               6,010.00

             Insurance Premiums:                                        42,359.49

             Reimbursement of Delinquency Advances:                                -

             Reimbursements of Servicing Advances:                                 -

             Total Reductions to Available Funds Amount:                               313,541.59

             Total Available Funds:                                                             28,783,024.